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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this registration statement of Silicon Valley Group, Inc. on Form S-8 of our reports dated October 26, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of Silicon Valley Group, Inc. for the year ended September 30, 1998.


/s/ DELOITTE & TOUCHE LLP
-------------------------
San Jose, California
June 3, 1999